SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 13, 2004

MANATRON, INC.
(Exact name of registrant as
specified in its charter)

Commission File Number: 0-15264

Michigan (State or other jurisdiction of incorporation)	38-1983228 (IRS Employer Identification no.)

510 E. Milham Avenue Portage, Michigan (Address of principal executive offices)	49002 (Zip Code)

Registrant's telephone number,
including area code:  (269) 567-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

          On September 13, 2004, Manatron, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference.

Item 9.01.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits:

	99.1	Manatron, Inc. Press Release dated September 13, 2004. This Exhibit is furnished to, and not filed with, the Commission.

          This Report and the Exhibit are furnished to, and not filed with, the Commission.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2004
MANATRON, INC. (Registrant)

By:
Krista L. Inosencio Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Manatron, Inc. Press Release dated September 13, 2004. This Exhibit is furnished to, and not filed with, the Commission.